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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934.


       Date of report (Date of earliest event reported): January 31, 2000


                           Commission File No. 0-24833




                                FUTURELINK CORP.
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             (Exact Name of Registrant as Specified in Its Charter)


                 Delaware                                95-4763404
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     (State or Other Jurisdiction of        (I.R.S. Employer Identification No.)
      Incorporation or Organization)


100, 6 Morgan, Irvine, California                                          92618
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 (Address of principal executive offices)                             (ZIP Code)


                                 (949) 837-8252
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              (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, if Changed Since Last Report)



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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     As previously reported in the Current Report on Form 8-K dated January 31, 2000 and filed by the Registrant with the Securities and Exchange Commission on February 14, 2000 (the "Initial Report"), the Registrant completed its previously announced acquisition of Maryland based Vertical Software, Inc. ("VSI") on January 31, 2000. Under the terms of this acquisition, VSI's shareholders received $8,060,707.59 million in cash and 1,026,316 shares of the Registrant's common stock valued at approximately $19.00 per share. The Agreement and Plan of Reorganization and Merger dated December 2, 1999 (the "Acquisition Agreement") pursuant to which this acquisition was completed was attached as an exhibit to the Initial Report and is incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED:

     Audited financial statements for VSI as at December 31, 1996, 1997 and 1998 and for the years ended December 31, 1996, 1997 and 1998 and unaudited financial statements for VSI as at September 30, 1999 and for the nine month period ended September 30, 1999 were previously referenced in the Initial Report (the Current Report on Form 8-K filed by the Registrant on February 14, 2000 which incorporated by reference financial statements filed within the Registration Statement on Form SB-2 filed by the Registrant on February 11, 2000).

(b)  PRO  FORMA FINANCIAL INFORMATION:

     Unaudited pro forma financial statements showing the combination of the Registrant with VSI, as well as the impact of certain other transactions involving the Registrant, as at December 31, 1998 and for the year ended December 31, 1998 and as at September 30, 1999 and for the nine month period ended September 30, 1999 were previously referenced in the Initial Report (the Current Report on Form 8-K filed by the Registrant on February 14, 2000 which incorporated by reference financial statements filed within the Registration Statement on Form SB-2 filed by the Registrant on February 11, 2000).


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(c)  EXHIBITS:

     2.1 The Agreement and Plan of Reorganization and Merger by and among FutureLink Corp., FutureLink Maryland Acquisition Corp., Vertical Software, Inc., Curtis Eshelman and James C. Harvey dated December 2, 1999 (the "Acquisition Agreement"). Schedules not attached.*

     23.1 Consent of Ernst & Young LLP, the independent auditors of Vertical Software, Inc.

     99.1 News Release of the Registrant dated February 1, 2000.*


     *    Note: These Exhibits are attached to the Current Report on
          Form 8-K dated January 31, 2000 which was filed by the Registrant on February 14, 2000.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


     FUTURELINK CORP.


     By:  [signed: K. B. Scott]              Date:  February 15, 2000
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          Kyle B.A. Scott, Secretary

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                                 EXHIBIT INDEX



                                                                  Sequentially
Exhibit No.                      Description                      Numbered Page
-----------                      -----------                      -------------

     23.1 Consent of Ernst & Young LLP, the independent auditors of Vertical Software, Inc.

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